PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION—DECEMBER 23, 2021

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-2

Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
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(set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION—DECEMBER 23, 2021

Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.

250 Muñoz Rivera Avenue

American International Plaza, Tenth Floor

San Juan, Puerto Rico 00918

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 27, 2022

To the Shareholders of the Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (including any continuations, adjournments or postponements thereof, the “Meeting”) of the Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc., a Puerto Rico corporation (formerly known as the Puerto Rico Fixed Income Fund II, Inc. and hereinafter referred to as the “Fund”), is scheduled to be held virtually on January 27, 2022, at 11:00 a.m. Atlantic Standard Time (10:00 a.m. Eastern Standard Time) for the following purposes:

1.	To elect four (4) directors of the Fund (PROPOSAL 1);

2.	Shareholder proposal submitted by Ocean Capital LLC (“Ocean Capital”)—To repeal any provision of, or amendment to, the bylaws of the Fund adopted by the Board without the approval of the Fund’s shareholders subsequent to December 14, 2021 (PROPOSAL 2); and

3.	To transact such other business as may properly come before the Meeting or any continuation, adjournment or postponement thereof.

The items mentioned above are discussed in greater detail in the attached Proxy Statement.

The Fund and its management are sensitive to the health and travel concerns of the Fund’s shareholders and the evolving recommendations from public health officials regarding the ongoing novel coronavirus pandemic (“COVID-19”). As a result, the Fund has determined that it is in the best interests of the Fund’s shareholders to conduct the Meeting virtually. Any shareholder wishing to participate in the Meeting by means of remote communication can do so. If you were a record holder of shares of common stock of the Fund as of the close of business on the record date, December 8, 2021, please register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (4:00 p.m. Eastern Standard Time) on January 26, 2022 to attend and vote at the Meeting. Broadridge will then e-mail you the login information and instructions for attending and voting at the Meeting.

Only holders of record of shares of the Fund’s common stock at the close of business on December 8, 2021 are entitled to receive this notice and vote at the Meeting the shares held of record in their name on such date.

On December 17, 2021, the Fund received a notice from Ocean Capital LLC (“Ocean Capital”) stating its intention to nominate three (3) director candidates and submit a proposal at the Meeting. On December 23, 2021, the Fund rejected the notice with respect to its purported director nominations because the Board of Directors determined that Ocean Capital’s notice failed to comply with the advance notice provisions set forth in the Fund’s organizational documents for notice of director nominations.

Ocean Capital has filed certain proxy materials with the Securities and Exchange Commission (“SEC”), and we expect them to continue filing materials and to potentially mail you materials such as a proxy statement and BLUE proxy card. In the event you receive any materials from Ocean Capital or any of its affiliates, the Fund urges you to discard any BLUE proxy cards that you may receive. The Fund also encourages you NOT to sign or return any BLUE proxy cards that may be sent to you by Ocean Capital or any of its affiliates in favor of Ocean Capital’s shareholder proposal or purported director nominees; no such proxies and votes cast in respect of such purported nominees will be tabulated at the Meeting. If you vote—or have already voted—using a BLUE proxy card sent to you by Ocean Capital, you can revoke it by voting using the accompanying WHITE proxy card or by voting virtually at the Meeting. Only your latest dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the Meeting. The Fund is not responsible for the accuracy of any information contained in any proxy materials filed or disseminated by, or on behalf of, Ocean Capital or any of its affiliates or any other statements that it or they may otherwise make.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN AND DATE THE WHITE PROXY CARD DELIVERED TO YOU AND RETURN IT PROMPTLY. RETURNING YOUR WHITE PROXY CARD WILL NOT PREVENT YOU FROM VOTING AT THE MEETING, BUT WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXIES ARE SET FORTH ON THE FOLLOWING PAGE.

In San Juan, Puerto Rico, this [●] day of [●].

By Order of the Board of Directors:

/s/ Liana Loyola
Liana Loyola
Secretary

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the invalidation of your vote if you fail to sign your WHITE proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration section on the WHITE proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration section.

3.	All Other Accounts: The capacity of the individuals signing the WHITE proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	ABC Corp
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane Doe
Custodial of Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr.	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

PRELIMINARY COPY SUBJECT TO COMPLETION—DECEMBER 23, 2021

Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.

250 Muñoz Rivera Avenue

American International Plaza, Tenth Floor

San Juan, Puerto Rico 00918

WHITE PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Messrs. William Rivera and Javier Rodriguez as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent the undersigned and to vote, as designated on the reverse hereof, all shares of common stock of the Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc., a Puerto Rico corporation (formerly known as the Puerto Rico Fixed Income Fund II, Inc. and hereinafter referred to as the “Fund”), which the undersigned is entitled to vote at the Annual Meeting of Shareholders scheduled to be held virtually on January 27, 2022 at 11:00 a.m. Atlantic Standard Time (10:00 a.m. Eastern Standard Time) or at any continuation, adjournment or postponement thereof (the “Meeting”), with the same force and effect as the undersigned could do if personally present thereat, or in their discretion upon any other business that may properly come before the Meeting to the extent authorized under Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended.

1.	To elect the following four (4) nominees as members of the Fund’s Board of Directors.

Name	Expiration of Term	Class
Carlos V. Ubiñas	2025	II
Carlos Nido	2025	II
Vicente León	2023	III
José J. Villamil	2025	II

2.	Shareholder proposal submitted by Ocean Capital LLC—To repeal any provision of, or amendment to, the bylaws of the Fund adopted by the Board without the approval of the Fund’s shareholders subsequent to December 14, 2021.

3.	To transact such other business as may properly come before the Meeting or any continuation, adjournment or postponement thereof.

1. To elect the nominees listed above as members of the Fund’s Board of Directors (Check one box).

☐ FOR ALL

☐ WITHHOLD ALL

☐ FOR ALL EXCEPT the following nominees:

NOTE: To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line(s) above.

2. Shareholder proposal submitted by Ocean Capital LLC—To repeal any provision of, or amendment to, the bylaws of the Fund adopted by the Board without the approval of the Fund’s shareholders subsequent to December 14, 2021.

☐ FOR

☐ AGAINST

☐ ABSTAIN

With respect to this proposal, you may vote “for,” “against,” or “abstain.” If you “abstain” from voting with respect to this proposal, your vote will have the same effect as a vote “against” the proposal, but broker non-votes will have no effect on the vote for this proposal.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH SPECIFICATIONS MADE HEREIN. IF NO SPECIFICATION IS MADE AS TO ANY INDIVIDUAL ITEM HEREIN, SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ALL OF THE NAMED NOMINEES TO BE ELECTED, AGAINST PROPOSAL #2 SPECIFIED HEREIN, AND FOR ANY OTHER PROPOSAL SPECIFIED HEREIN.

Each of said attorneys-in-fact and proxies of the undersigned as shall be present and act at the Meeting, or if only one is present and acts individually, shall have and may exercise all of the powers of the undersigned as provided herein.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders to be held on January 27, 2022, and the accompanying Proxy Statement. The undersigned hereby revokes all proxies previously given by the undersigned to vote at the Meeting.

WITNESS the signature of the undersigned this __ day of _______, ____.

_____________________________

(Name of Shareholder)

_____________________________

(Signature)

_____________________________

(Title, if applicable)

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION—DECEMBER 23, 2021

Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.

250 Muñoz Rivera Avenue

American International Plaza, Tenth Floor

San Juan, Puerto Rico 00918

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JANUARY 27, 2022, AT 11:00 A.M. ATLANTIC STANDARD TIME

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc., a Puerto Rico corporation (formerly known as the Puerto Rico Fixed Income Fund II, Inc. and hereinafter referred to as the “Fund”), for use at the Annual Meeting of Shareholders scheduled to be held virtually on January 27, 2022 at 11:00 a.m. Atlantic Standard Time (10:00 a.m. Eastern Standard Time), or at any continuation, adjournment or postponement thereof (the “Meeting”).

The Fund’s Annual Report, which includes its audited financial statements for the fiscal year ended September 30, 2021, has been mailed to all holders (the “Shareholders”) of shares of the Fund’s common stock (the “Shares”). Any Shareholder that would like to receive additional copies of the Fund’s Annual Report or copies of any subsequent shareholder report (including the most recent Semi-Annual Report succeeding the Annual Report, if any) free of charge should contact the Fund by writing to the address set forth on the first page of this Proxy Statement or by calling toll-free 1-800-221-9825. This Proxy Statement is first being mailed to the Shareholders on or about [●].

If the accompanying WHITE proxy is executed and returned in time to be voted at the Meeting, the Shares represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, the WHITE proxy will be voted (i) FOR ALL of the nominees named in the proxy to be elected as members of the Board of Directors and (ii) AGAINST the shareholder proposal submitted by Ocean Capital LLC (“Ocean Capital”) to repeal any provision of, or amendment to, the bylaws of the Fund adopted by the Board without the approval of the Fund’s shareholders subsequent to December 14, 2021. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise, either by attending the Meeting and voting their Shares in person or by submitting a letter of revocation or a later-dated proxy that is, in either case, received prior to the date of the Meeting.

The presence at the Meeting virtually or representation by proxy of the holders of more than one-half of the outstanding Shares will constitute a quorum. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the presiding officer of the Meeting may decide to adjourn the Meeting to permit further solicitation of proxies. Additionally, the presiding officer of the Meeting may decide to adjourn the Meeting whenever the requisite quorum has not been obtained to permit further solicitation of proxies.

On December 17, 2021, the Fund received a notice from Ocean Capital stating its intention to nominate three (3) director candidates and submit a proposal at the Meeting. On December 23, 2021, the Fund rejected the notice with respect to its purported director nominations because the Board of Directors determined that Ocean Capital’s notice failed to comply with the advance notice provisions set forth in the Fund’s organizational documents for notice of director nominations.

Ocean Capital has filed certain proxy materials with the Securities and Exchange Commission (“SEC”), and we expect them to continue filing materials and to potentially mail you materials such as a proxy statement and BLUE proxy card. In the event you receive any materials from Ocean Capital or any of its affiliates, the Fund urges you to discard any BLUE proxy cards that you may receive. The Fund also encourages you NOT to sign or return any BLUE proxy cards that may be sent to you by Ocean Capital or any of its affiliates in favor of Ocean Capital’s shareholder proposal or purported director nominees; no such proxies and votes cast in respect of such purported nominees will be tabulated at the Meeting. If you vote—or have already voted—using a BLUE proxy card sent to you by Ocean Capital, you can revoke it by voting using the accompanying WHITE proxy card or by voting virtually at the Meeting. Only your latest dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the Meeting. The Fund is not responsible for the accuracy of any information contained in any proxy materials filed or disseminated by, or on behalf of, Ocean Capital or any of its affiliates or any other statements that it or they may otherwise make.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE MEETING

Q. Why did you send me these proxy materials?

A.	This booklet contains a Notice of Annual Meeting of the Shareholders of the Fund, a Proxy Statement that describes the matters to be considered at the Meeting and provides related information, and a WHITE Proxy. You are receiving these proxy materials because you own Shares, directly or through a broker-dealer, bank, or other intermediary. For more information on the participants in the Board’s solicitation, please see “Participants in the Solicitation” beginning on page [●] of this Proxy Statement.

Q: Who is entitled to vote at the Meeting?

A.	Each Shareholder is entitled to one vote for each full Share held and a corresponding fraction of a vote for each fractional Share held by the Shareholder at the close of business on December 8, 2021.

Q. Who is asking for my vote?

A.	The Board of Directors of the Fund is asking you to vote at the Meeting:

•	To elect Carlos V. Ubiñas, Carlos Nido, Vicente León, and José J. Villamil as Directors of the Fund; and

•	To vote AGAINST the shareholder proposal submitted by Ocean Capital to repeal any provision of, or amendment to, the bylaws of the Fund adopted by the Board without the approval of the Fund’s shareholders subsequent to December 14, 2021.

Q. What am I being asked to consider in connection with the Meeting?

A.	You are being asked to consider and vote:

•	To elect four (4) directors of the Fund (PROPOSAL 1);

•	Shareholder proposal submitted by Ocean Capital—To repeal any provision of, or amendment to, the bylaws of the Fund adopted by the Board without the approval of the Fund’s shareholders subsequent to December 14, 2021 (PROPOSAL 2); and

●	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Q. How does the Board of Directors recommend that the Fund’s shareholders vote on each of the proposals?

A.	After careful consideration, the Board of Directors, including all the Independent Directors (as defined below), recommends that the Shareholders vote:

•	“FOR ALL” on the proposal to elect Carlos V. Ubiñas, Carlos Nido, Vicente León, and José J. Villamil as Directors of the Fund; and

•	“AGAINST” the shareholder proposal submitted by Ocean Capital to repeal any provision of, or amendment to, the bylaws of the Fund adopted by the Board without the approval of the Fund’s shareholders subsequent to December 14, 2021.

Q. Who is Ocean Capital and how are they involved in the Meeting?

A.	On December 17, 2021, the Fund received a notice from Ocean Capital stating its intention to nominate three (3) director candidates and submit a proposal at the Meeting. On December 23, 2021, the Fund rejected the notice with respect to its purported director nominations because the Board of Directors determined that Ocean Capital’s notice failed to comply with the advance notice provisions set forth in the Fund’s organizational documents for notice of director nominations.

Q. What should I do if I receive any proxy materials or proxy cards from Ocean Capital?

A.	Ocean Capital has filed certain proxy materials with the Securities and Exchange Commission (“SEC”), and we expect them to continue filing materials and to potentially mail you materials such as a proxy statement and BLUE proxy card. In the event you receive any materials from Ocean Capital or any of its affiliates, the Fund urges you to discard any BLUE proxy cards that you may receive. The Fund also encourages you NOT to sign or return any BLUE proxy cards that may be sent to you by Ocean Capital or any of its affiliates in favor of Ocean Capital’s shareholder proposal or purported director nominees; no such proxies and votes cast in respect of such purported nominees will be tabulated at the Meeting.

If you vote—or have already voted—using a BLUE proxy card sent to you by Ocean Capital, you can revoke it by voting using the accompanying WHITE proxy card or by voting virtually at the Meeting. Only your latest dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the Meeting. The Fund is not responsible for the accuracy of any information contained in any proxy materials filed or disseminated by, or on behalf of, Ocean Capital or any of its affiliates or any other statements that it or they may otherwise make.

Q. What is the required shareholder vote for approval of each of the proposals?

A.	In the election of Directors of the Fund, the nominees will be elected by a plurality of votes cast at the Meeting. In other words, if more than four (4) persons are lawfully nominated for election at the Meeting, only the four (4) nominees receiving the highest number of votes cast at the Meeting will be elected. Alternatively, in the event the only nominees standing for election are the four (4) nominees of the Board of Directors, then each such nominee will be elected by a plurality of votes cast at the Meeting.

The shareholder proposal submitted by Ocean Capital to repeal any provision of, or amendment to, the bylaws of the Fund adopted by the Board without the approval of the Fund’s shareholders subsequent to December 14, 2021 requires the affirmative vote of a majority of the votes present virtually or represented by proxy at the Meeting.

Q. How do I vote if I am a shareholder of record?

A.	You have three options to vote your Shares in the Fund:

●	By Internet:

1.	Find the 16-digit control number on the accompanying WHITE proxy card sent to you in the mail. If you cannot find your WHITE proxy card, please contact your financial advisor or custodian for assistance.

2.	Go to www.proxyvote.com, enter your control number and follow the simple on-screen instructions.

3.	If you have multiple investments, be sure to scroll down after you submit your initial voting instructions, for other ballots that may be outstanding for this and other meetings which would be listed below. At the Meeting:

●	By Mail:

1.	Sign and date the accompanying WHITE proxy card sent to you in the mail.

2.	Mail back with the enclosed business reply envelope.

3.	Please note that there may be multiple mailings, so once you have voted the WHITE proxy card, you may discard any future mailings you receive.

●	At the Virtual Meeting:

1.	Register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (4:00 p.m. Eastern Standard Time) on January 26, 2022.

Q. How do I vote if I am a beneficial shareholder with my Shares held in street name?

A.	If you are a street name shareholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to direct your broker, bank or other nominee on how to vote your Shares. Street name shareholders should generally be able to vote by telephone or by Internet or by signing, dating and returning a voting instruction form. However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank or other nominee. If you are a street name shareholder, you may not vote your Shares by ballot at the Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

Q. What is a proxy?

A.	A proxy is your legal designation of another person to vote the Shares you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. Messrs. William Rivera and Javier Rodriguez have been designated as the Fund’s proxy holders by the Fund’s Board of Directors for the Meeting. When proxies are properly dated, executed and returned, the Shares represented by such proxies will be voted at the Meeting in accordance with the instructions of the shareholder.

Q. Can I change my vote or revoke my proxy?

A.	Yes. If you are a shareholder of record, you can change your vote or revoke your proxy by attending the Meeting and voting your Shares virtually or by submitting a letter of revocation or a later-dated proxy that is, in either case, received prior to the date of the Meeting. If you are a street name shareholder, your broker, bank or other nominee can provide you with instructions on how to change your vote.

Q. What should I do if I receive more than one proxy card or set of proxy materials from the Fund?

A.

Your Shares may be owned through more than one brokerage or other share ownership account. In order to vote all of the shares that you own in accordance with the recommendations of the Fund’s Board of Directors, you must use each WHITE proxy card you receive in order to vote with respect to each account by telephone, by Internet, or by signing, dating and returning the WHITE proxy card in the postage-paid envelope provided.

Q. How will my Shares be voted if I return the accompanying WHITE proxy card?

A.	The Shares represented by the accompanying form of WHITE proxy will be voted in accordance with the specifications made on the proxy if it is properly executed and received by the Fund prior to or at the Meeting. Where a choice has been specified on the WHITE proxy card accompanying this Proxy Statement with respect to the proposal, the Shares represented by such WHITE proxy card will be voted in accordance with the specifications therein.

The Directors do not intend to present any other business at the Meeting nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, in accordance with the Fund’s By-Laws, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

If you return the accompanying WHITE proxy card that has been validly executed without indicating how your Shares should be voted on a matter and you do not revoke your proxy, your proxy will be voted for all of the Director Nominees to be elected, against Ocean Capital’s shareholder proposal, and for any other proposals specified in the accompanying WHITE proxy card.

Q. Will my Shares be voted if I do nothing?

A.	Pursuant to New York Stock Exchange rules applicable to brokers, if a broker provides you with competing proxy materials (in addition to the Fund’s proxy materials), the broker will be prohibited from exercising discretionary authority with respect to any of the proposals to be voted on with respect to your account, unless you provide the broker with specific voting instructions. This is referred to as a “broker non-vote.” In these cases, those shares will not be counted for the purpose of determining whether a quorum is present. In other words, unless you provide your broker with specific voting instructions, the broker is not permitted to provide a proxy with respect to your shares, and, accordingly, such shares will not count as present for quorum purposes. If the broker has not provided you with competing proxy materials, the broker may vote your shares without your specific instruction with respect to routine proposals, including, in that case, Proposal 1 to elect the Director Nominees.

YOUR VOTE IS VERY IMPORTANT. To ensure that your shares are represented at the Meeting, we urge you to vote TODAY by following the instructions on the accompanying WHITE proxy card to vote by Internet or telephone, or by signing, dating and returning the WHITE proxy card, whether or not you plan to attend the Meeting. You can revoke your proxy at any time before the proxy or proxies you appointed cast your votes. If your bank, broker or other nominee is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive voting instructions from such holder of record. You must follow these instructions in order for your shares to be voted. We urge you to instruct your broker or other nominee, by following the instructions on the accompanying WHITE proxy card, to vote your shares in line with the Board of Directors’ recommendations on the WHITE proxy card.

Q. What is a quorum?

A.	A quorum is the minimum number of shares required to be present at the Meeting to properly hold an annual meeting of shareholders and conduct business under the By-Laws and Puerto Rican law. Without a quorum, no business may be transacted at the Meeting. The presence at the Meeting virtually or representation by proxy of the holders of more than one-half of the outstanding Shares will constitute a quorum. Abstentions and withhold votes are counted as shares present and entitled to vote for purposes of determining a quorum. Broker non-votes, if any, will not be counted for the purpose of determining whether a quorum is present. In other words, unless you provide your broker with specific voting instructions, the broker is not permitted to provide a proxy with respect to your shares, and, accordingly, such shares will not count as present for quorum purposes. If the broker has not provided you with competing proxy materials, the broker may vote your shares without your specific instruction with respect to routine proposals, including, in that case, Proposal 1 to elect the Director Nominees.

Q. How will the Meeting be conducted?

A.	Due to the difficulties arising from the novel coronavirus pandemic (“COVID-19”), the Meeting will be conducted virtually. Any shareholder wishing to participate in the Meeting by means of remote communication can do so. If you were a record holder of shares of common stock of the Fund as of the close of business on the record date, December 8, 2021, please register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (4:00 p.m. Eastern Standard Time) on January 26, 2022 to attend and vote at the Meeting. Broadridge will then e-mail you the login information and instructions for attending and voting at the Meeting.

Q. If I can’t attend the Meeting, can I vote later?

A.	You do not need to attend the virtual Meeting to vote if you submitted your vote via proxy in advance of the Meeting. Whether or not shareholders plan to attend the Meeting, we urge shareholders to vote and submit their WHITE proxy in advance of the Meeting by one of the methods described in the proxy materials. Any votes submitted after the closing of the polls at the Meeting will not be counted.

Q. Who can help answer any other questions I may have?

A.	If you have any questions or require any assistance with voting your shares, or if you need additional copies of the proxy materials, please contact the Fund’s proxy solicitor, Okapi Partners, at (877) 566-1922 or at info@okapipartners.com.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN AND DATE THE WHITE PROXY CARD DELIVERED TO YOU AND RETURN IT PROMPTLY. RETURNING YOUR WHITE PROXY CARD WILL NOT PREVENT YOU FROM VOTING AT THE MEETING, BUT WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND.

BACKGROUND OF THE SOLICITATION

On December 14, 2021, Ocean Capital submitted a demand to inspect certain books and records of the Fund.

On December 17, 2021, the Fund received a notice from Ocean Capital stating its intention to nominate three (3) director candidates and submit a proposal at the Meeting.

On December 21, 2021, Ocean Capital filed a preliminary proxy statement with respect to the meeting.

On December 23, 2021, the Fund rejected Ocean Capital’s notice with respect to its purported director nominations because the Board of Directors determined that Ocean Capital’s notice failed to comply with the advance notice provisions set forth in the Fund’s organizational documents for notice of director nominations.

On December 23, 2021, the Fund filed this preliminary proxy statement with respect to the Meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The close of business on December 8, 2021 has been fixed as the record date (the “Record Date”) for the determination of the Shareholders entitled to notice of and to vote at the Meeting and all continuations, adjournments and postponements thereof.

Each Shareholder is entitled to one vote for each full Share held and a corresponding fraction of a vote for each fractional Share held by the Shareholder on the Record Date. On the Record Date, there were 30,850,447 Shares outstanding.

Please see “Security Ownership of Certain Beneficial Owners and Management” beginning on page [●] of this Proxy Statement for a list of each person or group of affiliated persons known by the Fund to be the beneficial owner of more than 5% of the Fund’s Shares.

PROPOSAL 1: TO ELECT FOUR (4) DIRECTORS OF THE FUND’S BOARD OF DIRECTORS

At the Meeting, the following persons are to be nominated for election as members of the Fund’s Board of Directors (the “Director Nominees”), each to hold office until the election meeting for the year in which his or her term expires and until his or her successor shall have been elected and shall have qualified, or until his or her death, or until December 31 of the year in which he or she shall have reached eighty-five (85) years of age, or until he or she shall have resigned or been removed. The Board of Directors is divided into three classes, namely Class I, Class II, and Class III. Each year, the term of office of one class expires, and the re-election for such Class will be for a term of three years. Unless authority is withheld, it is the intention of the persons named in the WHITE proxy card accompanying this Proxy Statement to vote such proxy “FOR ALL” of the Director Nominees appearing below to be elected. Each Director Nominee has indicated that they will serve if elected, but if any Director Nominee should be unable to serve, the proxy will be voted for any other person determined by the attorneys-in-fact named in the proxy in accordance with their judgment.

Messrs. Ubiñas and Nido served as members of the Board of Directors during the entirety of the fiscal year ended September 30, 2021. Messrs. León and Villamil were appointed by the other members of the Board of Directors on May 13, 2021 and May 18, 2021, respectively, in accordance with the Fund’s By-Laws. As newly appointed directors, Messrs. León and Villamil must stand for election at the Meeting. Currently, Mr. Ubiñas is the sole “interested person” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Members of the Board of Directors who are not “interested persons” as defined in the 1940 Act are referred to herein as “Independent Directors”.

Shareholders who wish to recommend a nominee should send nominations to the Fund Secretary at the address, within the timeframe and with the materials described in “Shareholder Proposals”.

The Board of Directors intends to nominate the following persons to be elected as Directors:

Name	Expiration of Term	Class
Carlos V. Ubiñas	2025	II
Carlos Nido	2025	II
Vicente León	2023	III
José J. Villamil	2025	II

Certain biographical and other information related to the Director Nominees is set forth below, including their ages, their principal occupations for the last five (5) years, the length of time served as a member of the Board of Directors, the total number of Affiliated Funds (such term as defined in the table below) overseen and public directorships held. For additional biographical information concerning the Director Nominees, see “Board Diversification and Director Qualifications”.

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
Interested Director Nominee
Carlos V. Ubiñas**** (67)	Director, Chairman of the Board of Directors, and President	Class II; Current term expires in 2022 President since 2015; Chairman of the Board of Directors since 2012; and Director since 2004	Chief Executive Officer since 2009, President since 2005 Managing Director, Head Asset Management and Investment Banking of UBS Financial Services Inc. since 2014; former Chief Operating Officer and Executive Vice President of UBS Financial Services Inc. from 1989 to 2005. UBS Financial Services Inc. is an affiliate of the Fund.	18 funds consisting of 29 portfolios	None

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
Independent Director Nominees
Carlos Nido (57)	Director	Class II; Current term expires in 2022 Director since 2007	President of Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under law 185 investing primarily in feature films and healthcare since 2016.	25 funds consisting of 36 portfolios	None
Vicente J. León (82)	Director	Class III; Current term expires in 2023 Director since 2021	Independent business consultant since 1999.	18 funds consisting of 29 portfolios	None
José J. Villamil (81)	Director	Class II; Current term expires in 2022 Director since 2021	Chairman of the Board and Chief Executive Officer of Estudios Técnicos, Inc. (consulting business) since 2005.	18 funds consisting of 29 portfolios	None

*           The address of each Director Nominee is UBS Trust Company of Puerto Rico, American International Plaza Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918.

**           Each Director holds his or her office from the time of their election and qualification until the election meeting for the year in which his or her term expires and until his or her successor shall have been elected and shall have qualified, or until his or her death, or until December 31 of the year in which he or she shall have reached eighty-five (85) years of age, or until he or she shall have resigned or been removed.

***         The Affiliated Funds consist of GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.; Multi-Select Securities Fund for Puerto Rico Residents; Short Term Investment Fund for Puerto Rico Residents, Inc.; Tax Free Fund for Puerto Rico Residents, Inc.; Tax Free Fund II for Puerto Rico Residents, Inc.; Tax Free Target Maturity Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund VI for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund II for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.; U.S. Monthly Income Fund for Puerto Rico Residents, Inc.; and US Mortgage-Backed & Income Fund for Puerto Rico Residents, Inc. (the “UBS Family of Funds”); and Puerto Rico Residents Tax-Free Fund, Inc.; Puerto Rico Residents Tax-Free Fund II, Inc.; Puerto Rico Residents Tax-Free Fund III, Inc.; Puerto Rico Residents Tax-Free Fund IV, Inc.; Puerto Rico Residents Tax-Free Fund V, Inc.; Puerto Rico Residents Tax-Free Fund VI, Inc.; Puerto Rico Tax-Free Target Maturity Fund, Inc.; Puerto Rico Tax- Free Target Maturity Fund II, Inc.; and Puerto Rico Investors Bond Fund I (the “Co-Advised Family of Funds,” and together with the UBS Family of Funds, the “Affiliated Funds”). The UBS Family of Funds is managed by UBS Asset Managers of Puerto Rico (“UBS Asset Managers”), a division of UBS Trust Company of Puerto Rico (“UBS Trust PR”). The Co-Advised Family of Funds is co-advised by UBS Asset Managers and Popular Asset Management, a division of Banco Popular de Puerto Rico. Messrs. Nido and Pellot and Ms. Pérez serve on the Board of Directors of each of the Affiliated Funds. Messrs. Cabrer, Ubiñas, Villamil and León serve on the Board of Directors of each of the investment companies comprising the UBS Family of Funds.

****      Considered an “Interested Director” of the Fund as that term is defined in Section 2(a)(19) of the 1940 Act as a result of his employment as an officer of the Fund, the Fund’s investment adviser, or an affiliate thereof.

Certain biographical and other information relating to the Directors whose terms of office did not expire in 2022, as well as the Fund’s officers, is set forth below, including their ages, their principal occupations for at least the last five (5) years, the length of time served as a member of the Board of Directors or officer of the Fund, the total number of Affiliated Funds overseen, and public directorships held. For additional biographical information concerning the Directors whose terms of office did not expire in 2022, see “Board Diversification and Director Qualifications”.

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
Independent Directors
Agustín Cabrer (72)	Director	Class I; Term expires 2024 Director since 2004	President of Antonio Roig Sucesores (land holding enterprise with commercial properties) since 1995; President of Libra Government Building, Inc. (administration of court house building) since 1997; President of Cabrer Consulting (financial services business); President of CC Development, LLC (construction supervision and management consulting) for the last five years; President of CC Development, LLC (construction supervision and management consulting) since 2021; and Director of V. Suarez & Co. (food and beverage distribution company) since 2002.	18 funds consisting of 29 portfolios	None
Clotilde Pérez (69)	Director	Class I; Term expires 2024 Director since 2009	Vice President Corporate Development Officer of V. Suárez & Co., Inc. (a food and beverage wholesale distribution business) since 1999.	25 funds consisting of 36 portfolios	None
Luis M. Pellot (73)	Director	Class III; Term expires in 2023 Director since 2004	President of Pellot-González, Tax Attorneys & Counselors at Law, PSC (legal services business), since 1989.	25 funds consisting of 36 portfolios	None

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
Officers
Leslie Highley (74)	Senior Vice President	Senior Vice President since 2003	Managing Director of UBS Trust PR; Senior Vice-President of UBS Financial Services Inc.; Senior Vice President of the Puerto Rico Residents Tax-Free Family of Funds; President of Dean Witter Puerto Rico, Inc. since 1989 and Executive Vice President of the Government Development Bank for Puerto Rico. UBS Trust PR, UBS Financial Services Inc. and Puerto Rico Residents Tax-Free Family of Funds are affiliates of the Fund.	Not applicable	None
William Rivera (63)	First Vice President and Treasurer	First Vice President since 2003 and Treasurer since 2015	Executive Director of UBS Asset Managers since 2011; Director of UBS Asset Managers from 2006 to 2010; Assistant Portfolio Manager for UBS Asset Managers; First Vice President of Trading of UBS Trust PR since January 2002 and of UBS Financial Services Inc. since 1987. UBS Asset Managers, UBS Trust PR and UBS Financial Services Inc. are affiliates of the Fund.	Not applicable	None
Javier Rodríguez (48)	Assistant Vice President and Assistant Treasurer	Assistant Vice President and Assistant Treasurer since 2005	Divisional Assistant Vice President, trader, and portfolio manager of UBS Trust PR since 2003; financial analyst with UBS Trust PR from 2002 to 2003; financial analyst with Popular Asset Management from 1998 to 2002. UBS Trust PR is an affiliate of the Fund.	Not applicable	None
Liana Loyola (60)	Secretary	Secretary since 2014	Attorney in private practice since 2009.	Not applicable	None
Heydi Cuadrado (41)	Assistant Vice President	Assistant Vice President since 2019	Director of UBS Trust Company since March 2012. Trader and Assistant Portfolio Manager for UBS Asset Managers since 2008. Joined UBS Trust Company in 2003. UBS Trust Company and UBS Asset Managers are affiliates of the Fund.	Not applicable	None
Gustavo Romañach (47)	Assistant Vice President	Assistant Vice President since 2019	Director of UBS Asset Managers since 2013; Associate Director Portfolio analyst & trader of UBS Asset Managers since 2009; Assistant Vice-President of UBS Asset Managers since 2003. UBS Asset Managers is an affiliate of the Fund.	Not applicable	None

*            The address of the Directors and Officers is UBS Trust Company of Puerto Rico, American International Plaza - Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918.

**          Each Director holds his or her office from the time of their election and qualification until the election meeting for the year in which his or her term expires and until his or her successor shall have been elected and shall have qualified, or until his or her death, or until December 31 of the year in which he or she shall have reached eighty-five (85) years of age, or until he or she shall have resigned or been removed. Each Officer is annually elected by and serves at the pleasure of the Board of Directors.

***        Affiliated Funds include the UBS Family of Funds and the Co-Advised Family of Funds (as defined above).

As of the Record Date, the Directors and Officers of the Fund as a group beneficially owned an aggregate of less than 1% of the Fund’s outstanding Shares. The Fund’s By-Laws define beneficial ownership to comprise all Shares that a person, together with such person’s affiliates and associates (as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), may be deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 of the Exchange Act, as well as all Shares that such person, together with such person’s affiliates and associates, has the right to become the beneficial owner pursuant to any agreement or understanding, or upon the exercise of warrants, options or rights to convert or exchange (whether such rights are exercisable immediately or only after the passage of time or the occurrence of conditions).

The Board

Mr. Ubiñas, the Chairman of the Board, is an Interested Director because of his affiliation with the Fund’s investment adviser. The Independent Directors have not designated a lead Independent Director, but the Chairman of the Audit Committee, Mr. León, generally acts as chairman of meetings or executive sessions of the Independent Directors and, when appropriate, represents the views of the Independent Directors to management. The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition and functioning and may make changes in its discretion at any time.

During the fiscal year ended September 30, 2021, the Fund’s Board of Directors met thirteen (13) times. During that period, each of the Independent Directors then in office attended one hundred percent (100%) of the meetings of the Board of Directors. The aggregate remuneration by the Fund to Independent Directors then serving in such capacity for attendance at such meetings held during the fiscal year ended September 30, 2021 amounted to $19,144.

The Fund does not have a policy regarding director attendance at the Annual Meeting of Shareholders, and none of the Directors attended the 2020 Annual Meeting of Shareholders.

Audit Committee

The Fund’s Board of Directors has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act, which is responsible for overseeing the Fund’s accounting, financial reporting and auditing policies and practices and for recommending to the Board of Directors any action to ensure that the Fund’s accounting and financial reporting are consistent with acceptable accounting standards applicable to the mutual fund industry. The Board of Directors has adopted an Audit Committee Charter, which will be made available on the Fund’s website https://www.ubs.com/us/en/wealth-management/information/puerto-rico-funds.html as soon as possible after the site’s construction is completed. The Audit Committee is composed solely of Independent Directors, consisting of Messrs. Cabrer, León and Pellot. The Audit Committee is advised by independent legal counsel in connection with its duties. Mr. León serves as Chairman of the Audit Committee and audit committee financial expert.

The Audit Committee met nine (9) times during the fiscal year ended September 30, 2021. Each of the Independent Directors who were members of the Audit Committee during the fiscal year ended September 30, 2021, attended one hundred percent (100%) of the Audit Committee meetings during such fiscal year. The aggregate remuneration by the Fund to the Independent Directors then serving in such capacity for attendance at such meetings during the fiscal year ended September 30, 2021, amounted to $5,677.

Change in Independent Auditors. On February 17, 2021, PricewaterhouseCoopers LLP (“PwC”) declined to stand for re-election as the independent auditors for the Fund. PwC’s audit reports on the Fund’s financial statements for the two years ended September 30, 2020 and September 30, 2019 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the two years ended September 30, 2020 and September 30, 2019 and the subsequent interim period through February 17, 2021 (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Fund’s financial statements for such years; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K.

In view of PwC’s declination to stand for re-election as the independent auditors for the Fund. The Audit Committee completed a competitive process to review the appointment of the Fund’s independent registered public accounting firm for the 2021-2022 fiscal year. As a result of this process and following careful deliberation, on or about August 11, 2021, the Fund engaged Ernst & Young LLP (“E&Y”) as its independent registered public accounting firm for the Fund’s fiscal year ended September 30, 2021. The decision to select E&Y was recommended by the Fund’s Audit Committee and was approved by the Fund’s Board of Directors on May 11, 2021.

During the two years ended September 30, 2020 and September 30, 2019 and during the subsequent interim period through May 11, 2021, neither the Fund, nor any party on the Fund’s behalf, consulted with E&Y on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements, and no written report or oral advice was provided to the Fund that E&Y concluded was an important factor considered by the Fund in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(iv) of said Item 304). The selection of E&Y does not reflect any disagreements with or dissatisfaction by the Fund or the Fund’s Board of Directors with the performance of the Fund’s prior independent auditors, PwC, for the fiscal years ended September 30, 2020 and September 30, 2019.

E&Y, with offices located at One Manhattan West, New York, NY 10001, has been selected by the Fund’s Audit Committee, which selection has been ratified by a vote of the Board of Directors, including a majority of the Independent Directors, to serve as the Fund’s independent auditors for the fiscal year ending September 30, 2021. E&Y has advised the Fund that it is independent with respect to the Fund, in accordance with the applicable requirements of the SEC.

Audit Fees. The aggregate fees billed for professional services rendered by PwC and E&Y for the audit of the Fund’s annual financial statements and for services that are normally provided by PwC and E&Y in connection with statutory and regulatory filings for the fiscal years ended September 30, 2020 and September 30, 2021 were $59,420 and $66,576, respectively.

Audit-Related Fees. During the fiscal year ended September 30, 2020 and the period October 1, 2020 through May 10, 2021, the Fund was not billed by PwC for assurance and related services that relate directly to the operations and financial reporting of the Fund, the Fund’s investment adviser or any other entity controlling, controlled by, or under common control with the Fund’s investment adviser that provides ongoing services to the Fund. During the fiscal year ended September 30, 2021, the Fund has not received any fees billed from E&Y for assurance and related services that relate directly to the operations and financial reporting of the Fund, the Fund’s investment adviser or any other entity controlling, controlled by, or under common control with the Fund’s investment adviser that provides ongoing services to the Fund.

Tax Fees. The aggregate fees billed for professional services rendered by PwC for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal year ended September 30, 2020 and the period October 1, 2020 through May 10, 2021 were $3,478 and $1,040, respectively. These represent fees for services rendered to the Fund for review of tax returns for the fiscal year ended September 30, 2020 and the period October 1, 2020 through May 10, 2021. The Fund has not received any fees billed for professional services rendered by E&Y for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal year ended September 30, 2021. During the fiscal year ended September 30, 2020 and the period October 1, 2020 through May 10, 2021, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the Fund were billed by PwC to the Fund’s investment adviser or any other entity controlling, controlled by, or under common control with the Fund’s investment adviser that provides ongoing services to the Fund. During the fiscal year ended September 30, 2021, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the Fund were billed by E&Y to the Fund’s investment adviser or any other entity controlling, controlled by, or under common control with the Fund’s investment adviser that provides ongoing services to the Fund.

All Other Fees. Prior to May 2021, the Fund was not registered under the 1940 Act, and therefore, was not subject to the restrictions contained therein regarding, among other things, transactions between the Fund and its affiliates (“Affiliated Transactions”). In that regard, the Board of Directors of the Fund had adopted a set of Procedures for Affiliated Transactions (“Procedures”) in an effort to address potential conflicts of interest that could arise prior to registration under the 1940 Act. The Fund was billed by PwC for services related to these Procedures performed on a quarterly basis. For the fiscal year ended September 30, 2020 and the period from October 1, 2020 through May 10, 2021 the fees were $10,324 and $10,428, respectively. In addition, the Fund was billed by PwC for professional services provided in connection with the Fund's 1940 Act registration and auditor’s consent which totaled $15,914. The Fund was not billed for any other products or services provided by PwC for the fiscal year ended September 30, 2020 and the period October 1, 2020 through May 10, 2021 other than the services disclosed above. During the fiscal year ended September 30, 2020 and the period October 1, 2020 through May 10, 2021, no fees for other products or services that relate directly to the operations and financial reporting of the Fund, other than the services disclosed above, were billed by PwC to the Fund’s investment adviser or any other entity controlling, controlled by, or under common control with the Fund’s investment adviser that provides ongoing services to the Fund. The Fund was not billed for any other products or services provided by E&Y for the fiscal year ended September 30, 2021 other than the services disclosed above. During the fiscal year ended September 30, 2021, no fees for other products or services that relate directly to the operations and financial reporting of the Fund, other than the services disclosed above, were billed by E&Y to the Fund’s investment adviser or any other entity controlling, controlled by, or under common control with the Fund’s investment adviser that provides ongoing services to the Fund.

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Securities Exchange Act of 1934, as amended. All the audit and tax services described above for which PwC billed the Fund fees for the fiscal year ended September 30, 2020 and the period October 1, 2020 through May 10, 2021 were pre-approved by the Audit Committee. For the fiscal year ended September 30, 2020 and the period October 1, 2020 through May 10, 2021, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by PwC. All the audit and tax services described above for which E&Y billed the Fund fees for the fiscal year ended September 30, 2021 were pre-approved by the Audit Committee. For the fiscal year ended September 30, 2021, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by E&Y.

There were no fees billed by PwC for non-audit services rendered to the Fund, its investment adviser, and adviser affiliates that provide ongoing services to the Fund for fiscal year ended September 30, 2020 and the period from October 1, 2020 through May 10, 2021. There were no fees billed by E&Y for non-audit services rendered to the Fund, its investment adviser, and adviser affiliates that provide ongoing services to the Fund for the fiscal year ended September 30, 2021.

The Audit Committee of the Fund’s Board of Directors considered the provision of non-audit services that were rendered to the Fund’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph I(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

Audit Committee Report. The Audit Committee has reviewed and discussed the Fund’s audited financial statements for the fiscal year ended September 30, 2021, with management of the Fund and with E&Y. The Audit Committee has received written disclosures and the letter required by the Independence Standards Board Standard No. 1, as may be modified or supplemented, from E&Y, independent auditors for the Fund. The Audit Committee has discussed with E&Y its independence with respect to the Fund and certain matters required to be discussed by Statements on Auditing Standards No. 114, as may be modified or supplemented. E&Y meets the independence requirements under AICPA standards and is independent from the Fund considering the independence rules of the Securities Exchange Commission (the “SEC”). Following the Audit Committee’s review and discussion regarding the audit of the Fund’s financial statements with Fund management and E&Y, the Audit Committee recommended to the Board of Directors that the Fund’s audited financial statements for the Fund’s most recently completed fiscal year be included in the Fund’s Annual Report to Shareholders. In addition, pursuant to the request of the Independent Directors who serve on the Audit Committee, executive sessions were held throughout the year with PwC and E&Y and Fund management to discuss any concerns the Independent Directors may have had regarding the Fund.  The Audit Committee is notified by Fund management, PwC or E&Y if any material concerns arise during the course of the audit and preparation of the audited financial statements and before they are mailed to shareholders as part of the Fund’s Annual Report to Shareholders.  The Audit Committee has not received any such notifications for the fiscal year ended September 30, 2021, as of the date of this Proxy Statement.

Agustín Cabrer, Member of the Audit Committee

Luis M. Pellot, Member of the Audit Committee

Vicente J. León, Chairman of the Audit Committee

Dividend Committee

The Dividend Committee is responsible for the determination of the amount, the form, and record date of any dividends to be declared and paid by the Fund. The Dividend Committee has three members, Messrs. Cabrer and Pellot, who are Independent Directors, and Mr. Ubiñas, who is an Interested Director. The Dividend Committee met twelve (12) times during the fiscal year ended September 30, 2021.

Compensation Committee

The Fund does not have a standing compensation committee.

Nominating Committee

The Fund has a Nominating Committee composed of three Independent Directors, who are Messrs. Pellot, Cabrer, and Nido. The principal responsibilities of the Nominating Committee are to identify individuals qualified to serve as Independent Directors of the Fund and to recommend its nominees for consideration by the full Board of Directors. The Independent Directors have retained independent legal counsel to assist them in connection with these duties. While the Nominating Committee is solely responsible for the selection and nomination of the Fund’s Independent Directors, the Nominating Committee may consider nominations for the office of Director made by Fund shareholders as it deems appropriate. Shareholders who wish to recommend a nominee should send nominations to the Fund’s Secretary that include biographical information and set forth the qualifications of the proposed nominee. The Nominating Committee evaluates nominees from whatever source using the same standard. The Fund has adopted a written Charter for the Nominating Committee, which will be made available on the Fund’s website https://www.ubs.com/us/en/wealth-management/information/puerto-rico-funds.html as soon as possible after the site’s construction is completed. The Nominating Committee met two (2) times during the fiscal year ended September 30, 2021.

In identifying and evaluating a potential nominee to serve as an Independent Director of a Fund, the Nominating Committee will consider, among other factors, (i) the contribution that the person can make to the Board of Directors, with consideration being given to the person’s business and professional experience, education, and such other factors as the Committee may consider relevant; (ii) the character and integrity of the person; (iii) whether or not the person is “independent” as that term is defined in Section 2(a)(19) of the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director; (iv) whether or not the person has any business, charitable, financial or family relationships with Fund management, the investment adviser or manager of the Fund, any sub- adviser to the Fund, Fund service providers or their affiliates; (v) whether the individual is financially literate pursuant to applicable standards; (vi) whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; (vii) whether or not the person is willing to serve, and willing and able to commit the time necessary to perform the duties of a Fund Director; and (viii) whether or not the selection and nomination of the person would be consistent with the Fund’s retirement policy.

Board Diversification and Director Qualifications

In determining that a particular director was qualified to serve on the Board, the Board has considered each director’s background, skills, experience, and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that directors need to have the ability to critically review, evaluate, question, and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each director satisfies this standard. An effective director may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each director should continue to serve in that capacity. References to the experiences, qualifications, attributes, and skills of directors are pursuant to requirements of the SEC, do not constitute holding out of the Board or any director as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Luis M. Pellot. Mr. Pellot has been the President of Pellot-González, Tax Attorneys & Counselors at Law, PSC since 1989. He is also a member of the Puerto Rico Bar Association, Puerto Rico Manufacturers Association, Puerto Rico Chamber of Commerce, Puerto Rico General Contractors Association, Puerto Rico Hotel & Tourism Association and Hispanic National Bar Association and President of Tax Committee, Puerto Rico Chamber of Commerce from 1996 to 1997. He has been an Independent Director and member of the Audit Committee of the UBS Family of Funds since 2002.

Agustin Cabrer. Mr. Cabrer was the President of Starlight Development Group, Inc., a real estate development company, from 1995 to 2014. He is also the President of Antonio Roig Sucesores since 1995 (real estate development), a Partner of Desarrollos Roig since 1995, Desarrollos Agricolas del Este S.E. since 1995, and El Ejemplo, S.E. since 1995 (real estate development). He is also a Partner, Pennock Growers, Inc. since 1998, Partner and Managing Director of RERBAC Holdings, LLP since 2004 (real estate development), Director of V. Suarez & Co. since 2002, V. Suarez Investment Corporation since 2002, V. Suarez International Banking Entity, Inc. since 2002, Villa Pedres, Inc. since 2002, and Caparra Motor Service since 1998, Director of TC Management from 2002 to 2013, Officer of Candelero Holdings & Management, Inc. from 2001 to 2013, 100% owner, President and Registered Principal (Agent) of Starlight Securities Inc. since 1995 (registered broker-dealer), former Member of the Board of Trustees of the University of Puerto Rico, Partner and Officer of Grupo Enersol, LLC since 2013 (solar photovoltaic developer), President of Libra Government Building, Inc. since 1997, Partner of Cometa 74, LLC since 1998, Vice-President of Candelario Point Partners, Inc. since 1998 and Officer of Marbella Development, Corp. from 2001 to 2014.

Carlos J. Nido. Mr. Nido has been the President of Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under law 185 investing primarily in feature films and healthcare, since 2015. He is also President and Executive Producer of Piñolywood Studios LLC. He also serves as a member of the Board of Grupo Ferré Rangel, GFR Media, LLC, the UBS Puerto Rico family of Mutual Funds, B. Fernández & Hnos. Inc., Puerto Rico Ambulatory Surgery Center, and the San Jorge Children’s Foundation; Member of the Advisory Board of Advent Morro Private Equity Funds. Former Senior Vice President of Sales of El Nuevo Día, President of Del Mar Events. He is the former President and founder of Virtual, Inc. and Zona Networks and General Manager of Editorial Primera Hora from 1997 until 1999.

Clotilde Pérez. Ms. Perez has been the Vice President Corporate Development Officer of V. Suarez & Co., Inc. since 1999; former Member of the Board of Trustee of the University of the Sacred Heart from 2005 to 2019; Member of the Board of Directors of Campofresco Corp. since 2012; former Member of the Board of Directors of Grupo Guayacan, Inc., EnterPrize, Inc. and Puerto Rico Venture Forum from 1999 to 2013; Vice President Venture Capital, PR Economic Development Bank from 1993-1996; and Associate Professor of Finance, University of Puerto Rico, Río Piedras Campus from 1987-1992.

Carlos V. Ubiñas. Mr. Ubiñas has been the Chief Executive Officer of UBS Financial Services Inc. since 2009. He has also been the President of UBS Financial Services Inc. since 2005 and the Managing Director, Head Asset Management and Investment Banking of UBS Financial Services Inc. since 2014. He is the former Chief Operating Officer and Executive Vice President of UBS Financial Services Inc. from 1989 to 2005.

Vicente J. León. Mr. León has been an Independent Director of the Funds from 2008 to 2019 and since 2021, he oversees 18 funds consisting of 29 portfolios. For the past five years, Mr. León is an independent business consultant and in 2020 and early 2021 was a consultant to the Audit Committee of the Funds. He is a former Member and Vice Chairman of the Board of Directors and Chairman and Financial Expert of the Audit Committee of Triple S Management Corp. (a Public Company) from 2000 to 2012, past president of the Puerto Rico Society of Certified Public Accountants and a former Partner at KPMG LLP.

José J. Villamil. Mr. Villamil is Chairman of the Board and Chief Executive Officer of Estudios Técnicos, Inc.; Member of the Board of Governors of United Way of Puerto Rico; Chairman of the Puerto Rico Manufacturer’s Association’s Committee on Competitiveness; Chairman of the Board of BBVA-PR from 1998 to 2012; founding Director of the Puerto Rico Community Foundation and the Aspen Institute’s Non-Profit Sector Research Fund; former Member of the New York Federal Reserve Bank’s Community Affairs Roundtable; former President of the Puerto Rico Chamber of Commerce, as well as former Chairman of its Economic Advisory Council; former President of the Inter-American Planning Society; former President of the Puerto Rico Economics Association; former Chairman of the Puerto Rico-2025 Commission (formerly, Alianza para el Desarrollo); former Chairman of the Commission on the Economic Future of Puerto Rico; former professor of the Economics Department of the University of Pennsylvania’s Wharton School and Graduate School of Arts and Sciences and former Professor of Planning at the University of Puerto Rico. Mr. Villamil has served on numerous Boards such as, the Boards of the Ponce School of Medicine, St. John’s School and the Ana G. Méndez University System, the Board of the National Puerto Rican Coalition in Washington, and on the Board of Economists of Hispanic Business. In 2009, Mr. Villamil was appointed as a Member of the Economic Advisory Council as well as Chairman of the Strategic Planning Committee of the State Human Resources and Occupational Development Council; Director of UBS Family of Funds from 2013-2019.

Risk Oversight

The day-to-day operations of the Fund, including the management of risk, are performed by third party service providers, such as the Fund’s investment adviser and administrator. The Board of Directors is responsible for overseeing the Fund’s service providers and thus has oversight responsibilities with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures, and controls to identify certain of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the investment adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Fund, the Board, directly or through a committee, interacts with and reviews reports from, among others the Fund’s investment adviser, the Fund’s administrator, the Fund’s chief compliance officer and its independent registered public accounting firm, as appropriate, regarding risks faced by the Fund. The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the investment adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Investment Advisory Agreement, the Board meets with the investment adviser to review the services provided. Among other things, the Board regularly considers the investment adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board has appointed a chief compliance officer who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers. The Board, with the assistance of the investment adviser, reviews investment policies and risks in connection with its review of the Fund’s performance. In addition, as part of the Board’s oversight of the Fund’s advisory and other service provider agreements, the Board may periodically consider risk management aspects of their operations and the functions for which they are responsible.

Compensation of Independent Directors

Each Independent Director receives a stipend from the Fund of up to $1,000 plus expenses for attendance at each meeting of the Fund’s Board of Directors, and $500 plus expenses for attendance at each meeting of a committee thereof. The Independent Directors do not receive retirement or other benefits as part of their compensation.

The following table sets forth certain information related to the compensation of the Fund’s directors from the Fund:

Name of Fund Director	Aggregate Compensation from the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Affiliated Funds(2)
Independent Directors
Agustín Cabrer	$6,730.00	None	None	$120,481.00
Carlos Nido	$4,202.00	None	None	$105,596.00
Clotilde Pérez	$4,202.00	None	None	$112,396.00
José J. Villamil(3)	$1,000.00	None	None	$0.00
Luis M. Pellot	$6,730.00	None	None	$152,031.00

Name of Fund Director	Aggregate Compensation from the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Affiliated Funds(2)
Vicente J. León(3)	$2,208.00	None	None	$0.00
Interested Director
Carlos V. Ubiñas	$0.00	None	None	$0.00

(1)           Amount for the fiscal year ended September 30, 2021.

(2)            Amount for the calendar year ended December 31, 2020 and does not include amounts, if any, related to reimbursement for expenses related to attendance at such board meetings or meetings of committees thereof. Affiliated Funds include the UBS Family of Funds and the Co-Advised Family of Funds (as defined above).

(3)            Messrs. Villamil and León were appointed to the Board of Directors on May 18, 2021 and May 13, 2021, respectively.

The Fund, its Board of Directors, and certain executive officers are subject to legal proceedings, claims, and litigation arising in the ordinary course of business. While the outcome of these matters is currently not determinable, management does not expect that the ultimate outcome of these matters will have a material adverse effect on the Fund’s financial position, results of operations, or cash flows.

Director Ownership of Equity Securities in the Fund and Affiliated Funds

The following table sets forth the dollar range of equity securities in the Fund beneficially owned by each Director as of September 30, 2021:

Name of Fund Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Affiliated Funds(1)
Independent Directors
Agustín Cabrer	$0	$0
Carlos Nido	$0	$10,001–50,000
Clotilde Pérez	$0	$0
José J. Villamil(2)	$0	$0
Luis M. Pellot	$0	$0
Vicente J. León(2)	$0	$1–10,000
Interested Director
Carlos V. Ubiñas	$0	More than $1,000,000

(1)    Affiliated Funds include the UBS Family of Funds and the Co-Advised Family of Funds (as defined above).

(2)    Messrs. Villamil and León were appointed to the Board of Directors on May 18, 2021 and May 13, 2021, respectively.

Please also see “Security Ownership of Certain Beneficial Owners and Management” beginning on page [●] of this Proxy Statement for the number of Shares beneficially owned by the Directors and named executive officers of the Fund.

As of December 8, 2021, based on information provided by each of the Independent Directors, none of the Independent Directors or their immediate family members owned beneficially or of record any securities of the Investment Adviser, principal or indirectly controlling, controlled by, or under common control with such entities.

Required Vote

In the election of Directors of the Fund, the nominees will be elected by a plurality of votes cast at the Meeting. In other words, if more than four (4) persons are lawfully nominated for election at the Meeting, only the four (4) nominees receiving the highest number of votes cast at the Meeting will be elected. Alternatively, in the event the only nominees standing for election are the four (4) nominees of the Board of Directors, then each such nominee will be elected by a plurality of votes cast at the Meeting. As a result, any Shares not voted FOR a particular nominee, whether as a result of a withhold vote, a broker non-vote or an abstention (in each case, as defined below), will not be counted in such nominee’s favor and will have no effect on the outcome of the election.

THE BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR ALL” ON THE PROXY CARD FOR THE PROPOSAL TO ELECT THE ABOVE REFERENCED DIRECTOR NOMINEES AS DIRECTORS OF THE FUND.

22

PROPOSAL 2: SHAREHOLDER PROPOSAL SUBMITTED BY OCEAN CAPITAL

Overview

On December 17, 2021, the Fund received a notice from Ocean Capital stating its intention to nominate two (3) director candidates and submit the following proposal at the Meeting. The following proposal is included in this Proxy Statement exactly as submitted to the Fund by Ocean Capital. The Fund is not responsible for the contents of the following proposal.

Board Recommendation

The Board believes that the following proposal is not in the best interests of the Fund and the Shareholders. As of the date of this Proxy Statement, the Board has not adopted any amendments to the Fund’s By-Laws subsequent to December 14, 2021. The Board of Directors unanimously recommends a vote AGAINST this shareholder proposal. Unless the proxy is marked FOR or ABSTAIN, it is the intention of the persons named in the proxy accompanying this Proxy Statement to vote the WHITE proxy card AGAINST this Proposal 2.

Proposal 2: To repeal any provision of, or amendment, to the bylaws of the Fund adopted by the Board without the approval of the Fund’s shareholders subsequent to December 14, 2021

[Ocean Capital LLC] intends to submit, for a stockholder vote at the Annual Meeting, the following Proposal:

RESOLVED, that any provision of, or amendment to, the bylaws of Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc. adopted by the Board without the approval of the Fund’s stockholders subsequent to December 14, 2021 be and are hereby repealed.

Required Vote

The repeal of any provision of, or amendment to, the Amended and Restated By-Laws requires the affirmative vote of a majority of the votes present virtually or represented by proxy at the Meeting. As a result, abstentions will have the same effect as a vote AGAINST this proposal.

THE BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE ON THE WHITE PROXY CARD “AGAINST” THE SHAREHOLDER PROPOSAL SUBMITTED BY OCEAN CAPITAL TO REPEAL ANY PROVISION OF, OR AMENDMENT TO, BYLAWS OF THE FUND ADOPTED BY THE BOARD WITHOUT THE APPROVAL OF THE FUND’S SHAREHOLDERS SUBSEQUENT TO DECEMBER 14, 2021.

PARTICIPANTS IN THE SOLICITATION

Under applicable regulations of the SEC, each of the Directors, Director Nominees and certain of the Officers and other employees of the Fund are “participants” in this proxy solicitation on behalf of the Board of Directors. For more information about the Directors, Director Nominees and Officers, please see “Proposal 1: To Elect Four (4) Directors of the Fund’s Board of Directors” beginning on page [●] of this Proxy Statement. Additional information relating to our Directors, Director Nominees and certain of the Officers and employees of the Fund who are considered “participants” in this solicitation under the rules of the SEC by reason of their position as Directors and Director Nominees of the Fund or because they may be soliciting proxies on the Board’s behalf is attached to this Proxy Statement as Appendix A. Other than the persons described in this Proxy Statement, no regular employees of the Fund have been or are to be employed to solicit shareholders in connection with this proxy solicitation. However, in the course of their regular duties, certain administrative personnel may be asked to perform clerical or ministerial tasks in furtherance of this solicitation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of the Shares as of December 8, 2021 for:

●	each person or group of affiliated persons known by the Fund to be the beneficial owner of more than 5% of the Fund’s Shares;

●	each of the Fund’s named executive officers;

●	each of the Fund’s directors; and

●	all of the Fund’s current named executive officers and directors as a group.

The Fund has determined beneficial ownership in accordance with the rules and regulations of the SEC, and thus it represents sole or shared voting or investment power with respect to the Fund’s Shares. Unless otherwise indicated below, to the Fund’s knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to applicable community property laws.

Applicable percentage ownership is based on 30,850,447 shares of the Fund’s Shares outstanding as of the close of business on December 8, 2021. In computing the number of Shares beneficially owned by a person and the percentage ownership of such person, the Fund deemed to be outstanding all Shares subject to options held by the person that are currently exercisable or exercisable within 60 days of December 8, 2021 and issuable upon the vesting of RSUs held by the person within 60 days of December 8, 2021. However, we did not deem such shares of our capital stock outstanding for the purpose of computing the percentage ownership of any other person.

The information provided in the table is based on the Fund’s records, information filed with the SEC and information provided to the Fund, except where otherwise noted.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent of Shares of Common Stock Beneficially Owned
UBS Financial Services Inc.(1)	[●]	[●]
National Financial Services LLC, as clearing agent for Popular Securities, LLC(2)	[●]	[●]
Merrill Lynch, Fenner & Smith, Inc.(3)	[●]	[●]
Pershing, LLC(4)	[●]	[●]
Ocean Capital LLC(5)	[●]	[●]
Officers and Directors:(6)
Carlos V. Ubiñas	[●]	[●]
Agustín Cabrer	[●]	[●]
Carlos Nido	[●]	[●]
Vicente J. León	[●]	[●]
Clotilde Pérez	[●]	[●]
José J. Villamil	[●]	[●]
Luis M. Pellot	[●]	[●]
William Rivera	[●]	[●]
All Officers and Directors as a Group (8 persons)	[●]	[●]

* Represents beneficial ownership of less than one percent (1%).

(1) UBS Financial Services Inc. holds shares as custodian for UBS Financial Services Puerto Rico, representing 100% non-discretionary accounts, of which none represents account holdings of 5% or more of the Shares of the Fund. UBS Financial Services Inc. is located at 250 Muñoz Rivera Avenue, American International Plaza, Penthouse Floors, San Juan, Puerto Rico 00918.

(2) Shares held of record by National Financial Services LLC.

(3) Shares held of record by Merrill Lynch, Fenner & Smith, Inc.

(4) Shares held of record by Pershing, LLC.

(5) According to a Schedule 13D filed with the SEC on [●], Ocean Capital has shared voting and dispositive power with respect to the [●] Shares held by Ocean Capital; and William Heath Hawk has shared voting and dispositive power with respect to [●] Shares, including the [●] Shares held by Ocean Capital by virtue of his capacity as managing member of Ocean Capital and [●] Shares held in a joint account with his spouse. The business address of each of Ocean Capital and Mr. Hawk is GAM Tower, 2 Tabonuco St., Suite 200, Guaynabo, Puerto Rico 00968..

(6) Unless otherwise indicated, the address of each beneficial owner listed in the table below is UBS Trust Company of Puerto Rico, American International Plaza Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918.

TRANSACTIONS WITH RELATED PERSONS

The Fund’s By-Laws require the Fund to indemnify the Directors and Officers to the fullest extent permitted by the Puerto Rico General Corporations Act, the Investment Companies Act of Puerto Rico and Section 17(h) of the 1940 Act. Pursuant to Section 17(h) of the 1940 Act, such indemnification of the Directors would not protect a Director from liability to the Fund or its shareholders from liability that the Director would otherwise be subject to by reason of such Director’s own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties as a Director.

Other than as described above, since October 1, 2020, the Fund has not entered into any transactions, nor are there any currently proposed transactions, between the Fund and a related party where the amount involved exceeds, or would exceed, $120,000, and in which any related person had or will have a direct or indirect material interest.

ADDITIONAL INFORMATION

Withhold Votes, Broker Non-Votes and Abstentions

Proxies (i) that are returned to the Fund but are accompanied by instructions to withhold authority to vote (a “withhold vote”) or (ii) that are marked with an abstention (“abstentions”), if applicable, will be considered to be present at the Meeting for purposes of determining a quorum. To the extent a broker provides you with competing proxy materials by Ocean Capital (in addition to the Fund’s proxy materials), proxies on which a broker has declined to vote (a “broker non-vote”), that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Shares on a particular matter with respect to which the broker or nominee does not have discretionary power, will not be considered to be present at the Meeting for purposes of determining a quorum. Withhold votes and abstentions will not be counted as votes cast. Broker non-votes, if any, will not be counted as votes cast and will have no effect on the outcome of the proposals.

Unless instructions to the contrary are marked thereon, the accompanying WHITE proxy card will be voted FOR ALL of the Director Nominees to be elected and AGAINST Ocean Capital’s shareholder proposal.

The election of Directors (PROPOSAL 1) requires that the nominee be elected by a plurality of votes cast at the Meeting. In other words, if more than four (4) persons are lawfully nominated for election at the meeting, only the four (4) nominees receiving the highest number of votes cast at the Meeting will be elected. Alternatively, in the event the only nominees standing for election are the four (4) nominees of the Board of Directors, then each such nominee will be elected by a plurality of votes cast at the Meeting. As a result, any Shares not voted FOR a particular nominee, whether as a result of a withhold vote, a broker non-vote or an abstention, will not be counted in such nominee’s favor and will have no effect on the outcome of the election.

The repeal of any provision of, or amendment to, the Amended and Restated By-Laws (PROPOSAL 2) requires the affirmative vote of a majority of the votes present virtually or represented by proxy at the Meeting. As a result, abstentions will have the same effect as a vote AGAINST this proposal. Any broker non-votes will have no effect on the outcome of this proposal.

Investment Adviser, Administrator, and Principal Underwriter

UBS Asset Managers, a division of UBS Trust PR, serves as the Fund’s investment adviser. UBS Asset Managers is located at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918.

UBS Trust PR serves as the Fund’s administrator. UBS Trust PR is located at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918.

UBS Financial Services Puerto Rico serves as the Fund’s principal underwriter. UBS Financial Services Puerto Rico is located at 250 Muñoz Rivera Avenue, American International Plaza, Penthouse Floors, San Juan, Puerto Rico 00918.

Other Matters to Come Before the Meeting

The Directors do not intend to present any other business at the Meeting nor are they aware that any Shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, in accordance with the Fund’s By-Laws, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Shareholder Proposals

Shareholders may present proper proposals for inclusion in the proxy statement and for consideration at next year’s annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act by submitting their proposals in writing to the Fund Secretary at the Fund’s principal executive office at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918, in a timely manner. For a Rule 14a-8 shareholder proposal to be considered for inclusion in our proxy statement for the 2022 annual meeting of shareholders, the Fund’s Secretary must receive the written proposal at the Fund’s principal executive offices not later than [●], 2022. In addition, such shareholder proposals must comply with the requirements of Rule 14a-8 under the Exchange Act regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

As provided for in the Fund’s By-Laws, at any annual or special meeting of Shareholders, proposals by Shareholders other than pursuant to Rule 14a-8 under the Exchange Act and persons nominated for election as Directors by Shareholders shall be considered only if advance notice thereof has been timely given as provided herein, and such proposals or nominations are otherwise proper for consideration under applicable law and the Fund’s Certificate of Incorporation and By-Laws. Notice of any proposal to be presented by any Shareholder or the name of any person to be nominated by the Shareholder for election as a Director of the Fund at any meeting of Shareholders, shall be delivered to the Fund’s Secretary at its principal executive office at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918 not less than thirty (30) days nor more than fifty (50) days prior to the date of the meeting; provided, however, that if the date of the meeting is first publicly announced or disclosed (in a public filing or otherwise) less than forty (40) days prior to the date of the meeting, such notice shall be given not more than ten (10) days after such date is first so announced or disclosed. Public notice shall be deemed to have been given more than forty (40) days in advance of the annual meeting, if the Fund shall have previously disclosed, in the Fund’s By-Laws or otherwise, that the annual meeting in each year is to be held on a determinable date unless and until the Board of Directors determines to hold the meeting on a different date. To be timely for the Meeting, notice of any proposal to be presented by any Shareholder or the name of any person to be nominated by the Shareholder for election as a Director of the Fund at the Meeting shall be delivered to the Fund’s Secretary at its principal executive office no later than January 2, 2022. Any Shareholder who gives notice of any such proposal shall deliver therewith the text of the proposal to be presented and a brief written statement of the reasons why such Shareholder favors the proposal and setting forth such Shareholder’s name and address, the number and class of all shares of stock of the Fund beneficially owned by such Shareholder, and any material interest of such Shareholder in the proposal (other than as a Shareholder). Any Shareholder desiring to nominate any person for election as a Director shall deliver with such notice a statement in writing setting forth the name of the person to be nominated, the number and class of all shares of stock of the Fund beneficially owned by such person, the information regarding such person as would be required by paragraphs (a), (e), and (f) of Item 401 of Regulation S-K adopted by the SEC (or the corresponding provisions of any regulation subsequently adopted by the SEC), such person’s signed consent to serve as a Director of the Fund if elected, such Shareholder’s name and address as well as the number and class of all shares of stock of the Fund beneficially owned by such Shareholder. The person presiding at the Meeting, in addition to making any other determinations that may be appropriate to the conduct of the Meeting, shall determine whether such notice has been duly given and shall direct that any such proposal and/or the respective nominee not be considered if such notice has not been given as provided herein.

Costs of Solicitation

In addition to the solicitation of proxies by mail, directors, officers, and representatives of the Fund as well as officers and other employees of UBS Trust PR, in its capacity as Fund administrator, and its respective affiliates, may also solicit proxies by telephone, telefax, or in person. The Fund has retained Okapi Partners LLC (“Okapi Partners”) to assist in the proxy solicitation and setting up and administering the virtual shareholder meeting for the Fund. The total cost of proxy solicitation services by Okapi Partners, including legal and printing fees, is estimated at up to $[●], plus out-of-pocket expenses. Okapi Partners expects that approximately [●] of its employees will assist in the solicitation. The cost of solicitation and the expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Fund. The Fund will reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Shares. The Fund’s aggregate expenses, including those of Okapi Partners, the Fund’s outside legal counsel and other outside advisors, related to the Fund’s solicitation of proxies in excess of expenses normally spent for an annual meeting of shareholders in which there is not a proxy contest and the salaries and wages of the officers and representatives of the Fund related to the Fund’s solicitation of proxies, are expected to be up to approximately $[●], of which approximately $[●] has been incurred as of the date of this Proxy Statement.

Shareholder Communications

Shareholders may send communications to the Fund’s Board of Directors by addressing the communication directly to the Board (or individual Board members) and/or clearly indicating that the communication is for the Board (or individual Board members). The communication may be sent to either the Fund’s principal executive office at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918 or directly to such Board member(s) at the address specified for each Director above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Shareholders Sharing the Same Address

The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders.

Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker and direct your request to the Fund’s Secretary at:

Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.

250 Muñoz Rivera Avenue

American International Plaza, Tenth Floor

San Juan, Puerto Rico 00918

Telephone: (787) 733-3888

Shareholders who currently receive multiple copies of this Proxy Statement at their address and would like to request householding of their communications should contact their bank or broker.

Appraisal Rights

Shareholders do not have appraisal rights under Puerto Rico law in connection with this proxy solicitation.

Your vote is important regardless of the size of your holdings in the Fund. Whether or not you plan to attend the Meeting, we ask that you please complete, sign and date the WHITE proxy card delivered to you and return it promptly. Returning your proxy card will not prevent you from voting at the Meeting, but will ensure that your vote is counted if you are unable to attend.

In San Juan, Puerto Rico, this [●] day of [●].

By Order of the Board of Directors:

/s/ Liana Loyola
Liana Loyola
Secretary

APPENDIX A: ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION

Under applicable SEC rules and regulations, members of the Board of Directors, the Board of Directors’ nominees, and certain Officers of the Fund are “participants” with respect to Board of Directors’ solicitation of proxies in connection with the Meeting (the “Participants”). The following sets forth certain information about the Participants.

Directors and Nominees

For more information on the names, present principal occupations and business addresses of the Fund’s Directors and Director Nominees who are Participants, please see “Proposal 1: To Elect Four (4) Directors of the Fund’s Board of Directors” beginning on page [●] of this Proxy Statement.

Officers

The only executive officer of the Fund who is a Participant is Carlos V. Ubiñas. For information on the present principal occupation and business addresses of Carlos V. Ubiñas, please see “Proposal 1: To Elect Four (4) Directors of the Fund’s Board of Directors” beginning on page [●] of this Proxy Statement.

Information Regarding Ownership of the Fund’s Securities by Participants

For information on the number of the Fund’s securities beneficially owned by each Participant, please see “Security Ownership of Certain Beneficial Owners and Management” beginning on page [●] of this Proxy Statement.

Except as described in this Proxy Statement, no Participant owns any securities of the Fund of record but not beneficially.

Information Regarding Transactions in the Fund’s Securities by Participants

None of the Participants purchased or sold any Shares during the period from [●] through [●].

Miscellaneous Information Concerning Participants

Other than as set forth in this Appendix A or elsewhere in this Proxy Statement and based on the information provided by each Participant:

1.	no Participant or associate of any Participant beneficially owns, directly or indirectly, any Shares or other securities of the Fund or any parent or subsidiary of the Fund;

2.	no Participant has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Meeting other than an interest, if any, as a shareholder of the Fund or, with respect to a director nominee, as a nominee for director;

3.	no Participant has purchased or sold any securities of the Fund within the past two years; and

4.	no Participant or any of their respective associates has entered into any agreement or understanding with any person with respect to any future employment by the Fund or any of its affiliates or any future transactions to which the Fund or any of its affiliates will or may be a party.

In addition, neither the Fund nor any of the Participants is now or has been within the past year a party to any contract, arrangement or understanding with any person with respect to any of the Fund’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Other than as set forth in this Appendix A or elsewhere in this Proxy Statement and based on the information provided by each Participant, neither the Fund nor any of the Participants or any of their associates have (i) any arrangements or understandings with any person with respect to any future employment by the Fund or any of its affiliates or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party, or (ii) a direct or indirect material interest in any transaction or series of similar transactions since October 1, 2020 or any currently proposed transactions, or series of similar transactions, in which the Fund or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

Other than the persons described in this Proxy Statement, no regular employees of the Fund have been or are to be employed to solicit shareholders in connection with this proxy solicitation. However, in the course of their regular duties, certain administrative personnel may be asked to perform clerical or ministerial tasks in furtherance of this solicitation.

Except as described in this Proxy Statement, other than a Director or executive officer acting solely in that capacity, no person who is a party to an arrangement or understanding pursuant to which a nominee for election as director is proposed to be elected has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Meeting.